UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  August 15, 2001
                                                 -------------------------------


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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            (Exact name of registrant as specified in its charter)


         Delaware                  333-79283                06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York               10019
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  (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (212) 713-2000
                                                    ----------------------------



                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

            Effective August 8, 2001,UBS Warburg Mortgage Acceptance Corporation (formerly known as PaineWebber Mortgage Acceptance Corporation IV) changed its name to Mortgage Asset Securitization Transactions, Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


August 16, 2001

                                   By:        /s/ Daniel A. Leyden
                                       -----------------------------------------
                                       Name:  Daniel A. Leyden
                                       Title: Senior Vice President



                                   By:        /s/ Ramesh Singh
                                       -----------------------------------------
                                       Name:  Ramesh Singh
                                       Title: Managing Director